FORBEARANCE AGREEMENT

         THIS FORBEARANCE AGREEMENT (the "Agreement"), is made as of the 10th day of August 2000 by and among PROGRAMMER'S PARADISE, INC., CORSOFT, INC., LIFEBOAT DISTRIBUTION, INC. and PROGRAMMER'S PARADISE CATALOGS, INC. (collectively the "Obligors"), and PNC BANK, NATIONAL ASSOCIATION, a national banking association (the "Lender").

                                   WITNESSETH:

         WHEREAS, the Obligors and the Lender entered into a certain Letter Agreement dated February 24, 1998 (the "Letter Agreement") providing for the terms and conditions of a Line of Credit Loan up to the maximum amount of $7,500,000 (the "Loan") to the Obligors;

         WHEREAS, the Obligors executed a Committed Line of Credit Note dated February 28, 1998 (the "Note") in favor of the Lender for repayment of the Loan under the terms and conditions set forth in the Letter Agreement, which was incorporated into the Note;

         WHEREAS, the Note provided for interest to accrue on the basis of either the Lender's Prime Rate or the Euro Rate, as defined therein, at the Obligors' option, and for all sums outstanding under the Note to be repaid on or before June 30, 1999 (the "Expiration Date");

         WHEREAS, repayment of the Loan was secured by the Obligors' pledge of a security interest in the personalty of each of the Obligors (the "Collateral"), as more fully set forth in certain Security Agreements dated December 31, 1997 and executed by each of the Obligors (the "Security Agreements");

         WHEREAS, to further secure repayment of the Loan, Programmer's Paradise, Inc. ("PPI") executed a Pledge Agreement dated December 31, 1997 (the "Pledge Agreement") pledging to the Lender all or a portion of its stock in the other Obligors and in other related entities (the "Stock");

         WHEREAS, the Obligors and the Lender executed an Amendment No.1 to Letter Agreement dated June 30, 1999, which modified certain terms of the Loan including extending the Expiration Date to March 31, 2000 (the "Extended Expiration Date");

         WHEREAS, the Obligors and the Lender executed a Second Amendment to Loan Documents dated March 31, 2000, which modified certain terms of the Loan, including extending the Extended Expiration Date to June 30, 2000 (the "Final Expiration Date");

         WHEREAS, the principal balance due under the Loan as of August 1, 2000 is $328,086.56, without defense, offset or counterclaim;

Request for Forbearance:

         WHEREAS, the Obligors are in default of their obligations under the Loan and the documents executed in connection therewith (the "Loan Documents") as a result of their failure to pay all sums due upon the Final Expiration Date, the Obligors' failure to maintain certain of the financial covenants set forth in the Loan Documents and PPI's failure to deliver the Stock to the Lender in accordance with the Pledge Agreement;

         WHEREAS, all amounts outstanding under the Loan are now due and payable;

         WHEREAS, the Obligors have requested that the Lender forbear from pursuing its rights and remedies under the Loan Documents to permit the Obligors an opportunity to refinance their obligations thereunder; and

         WHEREAS, the Lender has agreed to forbear under the terms and conditions set forth herein.

                                    AGREEMENT
                                    ---------

         NOW THEREFORE, for and in consideration of the premises (which are deemed herein contained) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.       RECITALS INCORPORATED.
         ---------------------
         The Recitals set forth above are true and correct and are hereby incorporated into this Forbearance Agreement as if set forth at length herein.

2.       PRINCIPAL AMOUNTS OUTSTANDING.
         -----------------------------
         The Obligors and the Lender acknowledge that as of July 31, 2000, the amount due under the Loan is $328,086.56 (the "Indebtedness"), consisting of $328,000 in outstanding principal and $86.56 in accrued and unpaid interest. The Obligors and the Lender hereby represent, warrant and confirm that there are no set-off rights, claims or causes of action of any nature whatsoever which the Obligors have or may assert against the Lender with respect to the Loan and Loan Documents as of the date hereof.


3.       FORBEARANCE TERMS.
         -----------------
         The Obligors have requested and the Lender has agreed to forbear from pursuing its rights and remedies under the Loan until December 31, 2000 (the "Forbearance Period") under the following terms and conditions:

         (a) Lender agrees to continue to extend funds under the Loan up to the maximum aggregate principal amount of the lesser of $2,000,000 (the "New Loan Amount")or 60% of the Obligors' Qualified Accounts Receivable, defined as those accounts receivable which are less than ninety (90) days past due from date of sale, are due from domestic and unrelated companies and are approved by Lender;

         (b) The Obligors shall make timely payments under the Loan as if there had been no defaults thereunder, with payments made thereunder to be applied in accordance with the terms of the Loan Documents as long as there is no Event of Default, as defined herein, with all outstanding principal and accrued and unpaid interest due on or before December 31, 2000;

         (c) The Obligors are no longer permitted to utilize the Loan for stand-by letters of credit and funds extended under the Loan shall only be made in the lawful currency of the United States;

         (d) The Obligors shall deliver to the Lender borrowing base certificates, in the form previously delivered to the Lender, bi-monthly, on or before the 10th and 25th days of each month for the previous month, beginning in August 2000;

         (e) During the Forbearance Period, interest shall accrue under the Loan at the Lender's Prime Rate plus one percent (1%);

         (f) Upon the Obligors' execution of this Agreement, payment by the Obligors to the Lender, of a fee of 2% of the New Loan Amount, or $40,000, in immediately available funds;

         (g) On or before execution of this Agreement, payment to the Lender in immediately available funds of all expenses related to this Agreement, including but not limited to the field audit fees of $8,795.10 and attorney's fees and costs estimated not to exceed $3,500;

         (h) Within five (5) days of a written request from Lender, payment in immediately available funds of any additional costs and fees incurred in connection with this Agreement, including without limitation, fees for a second field audit, such fees not to exceed $9,000, to occur prior to October 31, 2000, which reimbursement obligation shall survive the termination of this Agreement and any Loan Document;

         (i) The Obligors' consolidated net loss, for the six-month period ending June 30, 2000, shall not exceed $2,000,000 and, for the nine-month period ending September 30, 2000, shall not exceed $2,250,000;

         (j) In addition to the financial reporting contained in the Loan Documents, the Obligors shall deliver to the Lender monthly unaudited financial statements and accounts receivable aging reports, which shall include current lists of all account debtors, including the address and contact person for each;

         (k) The following financial covenants are hereby waived during the Forbearance Period: the Current Ratio, Domestic Leverage (Total Liabilities/Total Net Worth) and Consolidated Total Liabilities/Total Net Worth;

         (l) Within five (5) days of a request from Lender, the Obligors shall execute UCC-1 Financing Statements to perfect Lender's interests in any of the collateral pledged as security for repayment of the Loan;

         (m) There shall be no defaults under the Loan Documents other than the existing defaults set forth in the Recitals above, and no Event of Default under this Agreement.

4.       NO WAIVER; FORBEARANCE; CUMULATIVE REMEDIES.
         -------------------------------------------
         The execution of this Forbearance Agreement and the consummation of the forbearance transaction contemplated in this Forbearance Agreement are not, and shall not be deemed to constitute, a waiver, except as expressly set forth herein, or cure of any default arising prior or subsequent to the date of this Forbearance Agreement, nor shall it constitute a reinstatement of the terms described in the Loan Documents. The Obligors acknowledge that (i) the events of default which exist as of the date of execution of this Agreement are material defaults under the Loan Documents, (ii) they are unable to cure the existing defaults and have requested that the Lender forbear from exercising their rights to proceed against them in respect of the defaults. In consideration of the Obligors entering into and fully performing their obligations under this Forbearance Agreement, the Lender has agreed to such forbearance. In the event that an Event of Default occurs and continues hereunder, the Lender shall not be bound by its agreement to forbear and may immediately exercise its rights and remedies under the Loan Documents and under applicable law. The Obligors agree that no delay on the part of Lender in exercising any power or right shall operate as a waiver of any such power or right or preclude the further exercise of any other power or right. The remedies herein are cumulative and not exclusive of any remedies provided by law. Notice to or demand in circumstances under which the terms of this Agreement do not require such demand or notice shall not entitle the Obligors to further notice or demand nor constitute a waiver of the rights of Lender to take any other or further action without notice or demand.


5.       RELEASE OF LENDER.
         -----------------
         As additional consideration for the forbearance as set forth herein, Obligors hereby remise, release, waive and forever discharge Lender and its predecessors, successors and assigns, their parents, subsidiaries, officers, directors, members, shareholders, agents, employees, representatives, attorneys and any affiliated companies, their parents, subsidiaries, officers, directors, shareholders, agents, employees, representatives and attorneys (collectively, the "Released Parties") from, any and all claims, demands, damages, actions or causes of action whatsoever, known or unknown, from the beginning of time through the date of this Forbearance Agreement, related to the Loan Documents or the administration of any of the above.


6.       FORBEARANCE AGREEMENT CONTROLS.
         ------------------------------
         In the event of a conflict betwee n the terms and conditions of this Forbearance Agreement and the terms and conditions of the Loan Documents, the terms and conditions of this Forbearance Agreement shall control.


7.       INDEMNIFICATION.
         ---------------
         (a) The Obligors hereby indemnify and agree to protect, defend and hold harmless the Lender, any entity which "controls" the Lender within the meaning of Section 15 of the Securities Act of 1933, as amended, or is under common control with the Lender, and any member, officer, director, official, agent, employee or attorney of the Lender, and their respective heirs, administrators, executors, successors and assigns (collectively, the "Indemnified Parties"), from and against any and all losses, damages, expenses or liabilities of any kind or nature and from any suits, claims or demands, including reasonable attorneys' fees incurred defending such claim, suffered by any of them and caused by, relating to, arising out of, resulting from, or in any way connected with the Loan Documents, this Forbearance Agreement or the transactions contemplated therein or herein including, without limitation: (i) any untrue statement of a material fact contained in information submitted to Lender by the Obligors or the omission of any material fact necessary to be stated therein in order to make such statement not misleading or incomplete; and (ii) the failure of any Obligor to perform any obligations herein required to be performed by the Obligors, except that the Obligors shall not be required to indemnify the Lender for its gross negligence or willful misconduct. In case any action shall be brought against Lender, or any other Indemnified Party in respect to which indemnity may be sought against the Obligors, Lender, or such other Indemnified Party shall promptly notify the Obligors and the Obligors shall assume the defense thereof, and the payment of all costs and expenses. Lender may select and employ counsel, provided that the Obligors shall pay all of such counsel's fees, expenses and disbursements and the Obligors shall indemnify Lender for any loss associated with or resulting from such representation. The failure of Lender to so notify any Obligor shall not relieve the Obligors of any liability they may have under the foregoing indemnification provisions or from any liability which they may otherwise have to Lender, or any of the other Indemnified Parties, except to the extent such failure to notify results in unreasonable prejudice to the Obligors. Lender shall not be liable for any settlement of any such action effected without their written consent, but if settled with the Obligors' consent, or if there be a final judgment for the claimant in any such action, the Obligors agree to indemnify and save harmless Lender from and against any loss or liability by reason of such settlement or judgment.

         (b) The provisions of this Section shall survive the term of this Agreement and the repayment or other satisfaction of the Loan.

8.       NO NOVATION.
         -----------
         It is the intention of the parties hereto that this Forbearance Agreement shall not constitute a novation and shall in no way adversely affect or impair the lien priority of any of the Loan Documents.

9.       SURVIVAL PROVISIONS.
         -------------------
         The  covenants,  representations  and  obligations  contained  in  this
Forbearance Agreement shall survive the execution of all transactions contemplated by this Forbearance Agreement, and this Forbearance Agreement shall bind and benefit the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns.

10.      ENTIRE AGREEMENT.
         ----------------
         (a) This Forbearance Agreement, and any document executed in connection herewith, contains all of the covenants, representations, warranties and agreements between the parties with respect to the subject matters contained herein, and supercedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof. The parties to this Forbearance Agreement acknowledge that all the terms of this Forbearance Agreement were negotiated at arm's length and after adequate and independent investigation on their respective parts and that this Forbearance Agreement and all documents executed in connection therewith were prepared and executed without duress, undue influence or coercion of any kind exerted by any party upon the other.

         (b) Each party acknowledges and confirms that it has not relied upon Lender or any officer, director or employee of the Lender, or upon the advice of any but its own accountants or counsel, concerning any aspect of the transactions contemplated by this Forbearance Agreement including, without limitation, the tax implications thereof and the representations herein made.


11.      FURTHER ASSURANCES.
         ------------------
         The parties hereto agree to execute all such further instruments and take all such further action that may be reasonably required by any party to fully effectuate the terms and provisions of this Forbearance Agreement and the transaction contemplated herein.


12.      PARTICIPATIONS.
         --------------
         Lender expressly retains and reserves its rights to sell and assign its interests under the Loan Documents and this Forbearance Agreement and fully disclose its files in connection with the Loan Documents, and/or any collateral pledged in connection therewith, to potential purchasers of the Lender's interests under the Loan Documents.


13.      NO MODIFICATION OF FORBEARANCE AGREEMENT EXCEPT IN WRITING.
         ----------------------------------------------------------
         The within Forbearance Agreement encompasses all the forbearance terms between the parties, notwithstanding any verbal communications between the parties. No further forbearance terms shall be deemed effective, unless in writing, executed by both parties. The parties hereto acknowledge the provisions of N.J.S.A. 25:1-5, which precludes enforcement, inter alia, of any oral promises relating to extensions of credit and agree that its provisions are fully applicable to this Forbearance Agreement.


14.      WAIVER OF JURY TRIAL.
         --------------------
         THE OBLIGORS AND THE LENDER HEREBY WAIVE ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO ANY ASPECT OF THIS AGREEMENT OR THE LOAN DOCUMENTS. THE OBLIGORS ACKNOWLEDGE THAT THEY HAVE HAD THE OPPORTUNITY TO CONSULT WITH INDEPENDENT COUNSEL WITH RESPECT TO THIS WAIVER.


15.      GOVERNING LAW.
         -------------
         This Agreement shall be construed and enforced in accordance with the laws of New Jersey without regard to principles of conflicts of law.


16.      EVENTS OF DEFAULT.
         -----------------
         The  following  shall   constitute  an  Event  of  Default  under  this
Agreement:

         (a) An Event of Default under any of the Loan Documents, including without limitation the filing of any petition, voluntary or involuntary, by or against any of the Obligors, except those defaults set forth in the Recitals to this Agreement; or

         (b)  The failure of the Obligors to comply with this Agreement.

         The Events of Default defined in this Section 16 are the enumerated Events of Default for purposes of this Agreement. Except as specifically set forth in Section 3 of this Agreement, nothing herein shall be construed as altering, eliminating, curing or modifying any of the express Events of Default set forth in the Loan Documents, nor shall anything contained herein be deemed a waiver, cure or modification of any other non-specified defaults which have occurred or may occur during the Forbearance Period except as to which Lender is specifically forbearing hereunder.

         Upon the occurrence of an Event of Default hereunder, Lender's agreement to forebear shall immediately terminate and Lender shall be free to pursue all of its legal and equitable rights and remedies including, but not limited to, all of its remedies under the Loan Documents, this Forbearance Agreement and any documents executed in connection herewith.


17.      CONSTRUCTION.
         ------------
         The parties hereto agree that the terms and language of this Forbearance Agreement were the result of negotiations between the parties and, as a result, there shall be no presumption that any ambiguities in this Forbearance Agreement shall be resolved against either party. Any controversy over the construction of this Forbearance Agreement shall be decided neutrally, in light of its conciliatory purposes, and without regard to events of authorship or negotiation. All terms and words used in this Forbearance Agreement, regardless of the number and gender in which used, shall be deemed to include any other number or gender as the context or use thereof may require. If more than one person or entity is named as the Obligor, each such person or entity shall be jointly and severally liable for the representations, warranties, covenants and obligations of the Loan Documents and this Forbearance Agreement. The captions contained in this Forbearance Agreement are used for convenience of reference only and in no way define limit or describe the scope or intent of this Forbearance Agreement or any particular paragraph or section hereof or the proper construction hereof.


18.      ADMISSIBILITY.
         -------------
         The terms of this Forbearance Agreement, when executed, shall be fully admissible in any court of law. The parties hereto waive any objection that may be interposed under any state or federal rules of evidence as to the admissibility of this document.


19.      NO THIRD PARTY BENEFICIARIES.
         ----------------------------
         It is not the intent of the parties who are signatories to this Agreement to grant any rights whatsoever to parties who are not signatories to this Forbearance Agreement and no provision of this Forbearance Agreement should be construed to grant any rights to any party who is not a signatory herein.


20.      ASSIGNMENT.
         ----------
         This Forbearance Agreement shall be binding upon and inure to the benefit of Lender, the Obligors and their respective permitted heirs, successors and assigns. The Obligors shall not assign this Forbearance Agreement without the prior written consent of the Lender.

THE OBLIGORS DECLARE THAT EACH HAS RECEIVED, WITHOUT CHARGE, A TRUE COPY OF THIS AGREEMENT.

IN WITNESS WHEREOF, the parties have executed this Forbearance Agreement as of the date first above written.

ATTEST:                                PROGRAMMER'S PARADISE, INC.


/s/ Tracy G. Higgins
-----------------------------          By:  /s/ William H. Sheehy
                                            -----------------------------
                                       Name:   William H. Sheehy
                                       Title:  V.P. Finance and Secretary


ATTEST:                                CORSOFT, INC.


/s/ Tracy G. Higgins
-----------------------------          By:  /s/ William H. Sheehy
                                           -----------------------------
                                       Name:   William H. Sheehy
                                       Title:  V.P. Finance and Secretary


ATTEST:                                LIFEBOAT DISTRIBUTION, INC.


/s/ Tracy G. Higgins
-----------------------------          By:  /s/ William H. Sheehy
                                            -----------------------------
                                       Name:   William H. Sheehy
                                       Title:  V.P. Finance and Secretary


ATTEST:                                PROGRAMMER'S PARADISE CATALOGS, INC.


/s/ Tracy G. Higgins
-----------------------------          By:  /s/ William H. Sheehy
                                            -----------------------------
                                       Name:   William H. Sheehy
                                       Title:  V.P. Finance and Secretary


ATTEST:                                PNC BANK, N.A.

/s/ Ralph W. Karken
-----------------------------          By:  /s/ Donald Irwin
                                            -----------------------------
                                       Name:   Donald Irwin
                                       Title:  Vice President